Exhibit 99.2

Third Quarter 2026 Continuing Operations Supplemental Slides November 5, 2026

p. 2 This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC’s Fair Disclosure Regulation. This presentation contains certain “forward looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our future prospects and performance, including our expectations with respect to our financial performance, our 2026 financial results, our expectations regarding the performance of our business following the completion of the sale of the Products & Healthcare Services business, our ability to timely and effectively execute our value creation plan, including cost saving initiatives, future indebtedness and growth, industry trends, our ability to cure noncompliance with the New York Stock Exchange listing standards, as well as statements related to our expectations regarding the performance of our business, including our ability to address macro and market conditions. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 20, 2026, including the section captioned “Item 1A. Risk Factors,” as applicable, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.accendrahealth.com. Given these risks and uncertainties, the Company can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. The Company specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Safe Harbor

p. 3 Non-GAAP This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). In general, the measures exclude items and charges that (i) management does not believe reflect the Company’s core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, evaluate the balance sheet, engage in financial and operational planning, and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company’s performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered substitutes for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated.

p. 4 About Accendra Health • Accendra Health, Inc. is a leading nationwide provider of products, technology, and services that support health beyond the hospital for millions of people each year. • We connect patients, providers, and insurers, delivering innovative solutions that help promote better health outcomes and improve quality of life for people living with chronic, complex, and acute health conditions. • Backed by the industry-leading expertise of our Apria and Byram brands, Accendra Health is reimagining the future of home-based care. • To learn more about our broad portfolio of essentials for diabetes, sleep health, wound care, respiratory care, urology, and ostomy, please visit AccendraHealth.com.

Accendra Health At A Glance

~$2.5B
Revenue

~2.9 million
Active Patients

~2,500
Commercial Payor Contracts

Business Highlights

- Pure-Play Patient Direct Leader
- Scaled Chronic Focused Portfolio
- National Footprint and Scale
- Broad Payor Access and Reach

Diverse Mix Across Equipment Product Categories

Soft Goods		Durable Medical Equipment	
Diabetes	Wound Care	Sleep Equipment	Sleep Supplies
Ostomy	Urology	Oxygen	HME & DME
Incontinence	Breast Pumps	NPWT	Ventilators
		Diabetes	CWO

\+

Diverse Commercial Payor Portfolio [1]



Other Payors
Payor #1
19.0%
40.0%
17.0%
Payor #2
14.0%
8.0%
2.0%
Payor #5
Payor #4
Payor #3

- *Payor mix reflects national parent -level aggregation, with underlying payor contracts diversified across many multiple state level entities within applicable payor organizations*

=

Resilient Earnings Profile

(1) *Based on 2025 data for commercial payors, excluding the previously disclosed terminated large commercial payor contract.*

p. 5
© 2026 Confidential & Proprietary to Accendra Health, Inc.

Accendra Health

p. 6 $697 $(88) $(6) $(5) $(6) $6 $(6) $10 $602 Net Revenue Supplemental Information $ millions

p. 7 Adjusted EBITDA Supplemental Information(1) $ millions (1) Adjusted EBITDA is a non-GAAP financial measure a reconciliation to the most comparable GAAP equivalent financial measure is described in the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2026. $92 $(20) $(4) $(1) $(13) $(6) $48 Q3 2025 Actual Large Commercial Payor Net of Cost Reductions Volume Manufacturer Cost Increases Inflation & Other Collection Rate Q3 2026 Actual

p. 8 Q3 & YTD 2026 Adjusted EBITDA and Free Cash Flow $ millions Adjusted EBITDA and free cash flow are non-GAAP financial measures and reconciliation to the most comparable GAAP equivalent financial measure is described in the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2026. Totals may not sum due to rounding Three Months Ended September 30, 2026 Nine Months Ended September 30, 2026 Loss from continuing operations, net of tax, as reported (GAAP) $ (18) $ (113) Income tax (benefit) (19) (27) Interest expense, net 38 105 Acquisition-related charges and intangible amortization 5 63 Exit and realignment charges, net 6 8 Litigation and related charges - 0 Other depreciation and amortization 34 103 Stock compensation 2 10 Loss on modification and extinguishment of debt - 17 Other 0 1 Adjusted EBITDA (non-GAAP) 48 166 Non-cash convert to sale write off expense 7 26 Patient service equipment capital expenditures (39) (124) Interest paid (11) (90) Free cash flow (non-GAAP) $ 6 $ (21) Includes ~$35M of payments for PSE capex related to former large commercial payor which will not recur

p. 9 Cash Flow Supplemental Information In millions Three Months Ended September 30, 2026 Nine Months Ended September 30, 2026 Loss from continuing operations, net of tax, as reported (GAAP) $ (18) $ (113) Income tax benefit (19) (27) Interest expense, net 38 105 Acquisition-related charges and intangible amortization (1) 5 63 Exit and realignment charges, net (2) 6 8 Litigation and related charges (3) - 0 Other depreciation and amortization (4) 34 103 Stock compensation (5) 2 10 Loss on modification and extinguishment of debt (6) - 17 Other (7) 0 1 Adjusted EBITDA (non-GAAP) 48 166 Interest paid (11) (90) Income taxes paid, net, including $19 million IRS tax settlement (8) (2) (22) Cash payments related to the sale of P&HS, including $15 million of Purchaser Separation Costs paid to date (9) (8) (47) Exit & realignment cash payments - other separation-related costs, professional fees, and other strategic initiatives (10) (7) (11) Third-party debt modification fees reflected within cash used in operating activities (11) (12) (16) Proceeds from ordinary course sale of patient service equipment (reclass to investing activities) (12) (13) (40) Non-cash convert to sale write-off expense (13) 7 26 Changes in operating assets and liabilities: Accounts receivable, net 13 (11) Inventories (11) (10) Accounts payable, excluding changes in accrued exit & realignment in accounts payable (17) (22) Accrued payroll and related liabilities (9) (11) Other net changes 5 (5) Cash used for operating activities $ (17) $ (93) Adjusted EBITDA is a non-GAAP financial measure and the reconciliation to the most comparable GAAP equivalent financial measure is described in the Company's Current Report on Form 8-K filed with the SEC on November 5, 2026. Totals may not sum due to rounding

p. 10 Cash Flow Supplemental Information, continued The following are presented as reconciling items on the Cash Flow supplemental information slide: 1) Acquisition-related charges and intangible amortization includes amortization of intangible assets established during acquisition method of accounting for business combinations for the three and nine months ended September 30, 2026. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results. 2) Exit and realignment charges, net were $5.5 million and $7.8 million for the three and nine months ended September 30, 2026 and primarily included a $(33) million gain on the sale of a non-core asset, $34 million and $82 million of P&HS Sale related costs, inclusive of reimbursable separation costs of $30 million and $65 million, $1.4 million and $3.9 million of professional fees and $2.9 million and $5.9 million of charges related to IT, and other strategic initiatives. Exit and realignment charges, net for the nine months ended September 30, 2026 also included a $(51) million gain on sales of patient service equipment in connection with the contract termination with the commercial Payor described above. These costs are not normal recurring, cash operating expenses necessary for the Company to operate its business on an ongoing basis. 3) Litigation and related charges includes settlement costs and related charges of legal matters. These costs do not occur in the ordinary course of our business and are inherently unpredictable in timing and amount. 4) Other depreciation and amortization relates to patient service equipment and other fixed assets, excluding such amounts captured within exit and realignment charges, net or acquisition-related charges and intangible amortization. 5) Stock compensation includes share-based compensation expense related to our share-based compensation plans, excluding such amounts captured within exit and realignment charges, net or acquisition-related charges and intangible amortization. 6) Loss on modification and extinguishment of debt of $17 million includes $16 million of debt modification third party fees and $0.8 million in recognition of previously deferred debt issuance costs from the completion of the Balance Sheet Optimization Transaction. 7) For the three and nine months ended September 30, 2026, other includes interest costs and net actuarial losses related to our frozen noncontributory, unfunded retirement plan for certain retirees in the U.S. 8) Income taxes paid, net includes a $19 million payment made in March 2026 to the IRS to settle the 2015 through 2018 audit years, inclusive of $5.8 million of accrued interest. 9) Cash payments related to the sale of P&HS includes: • P&HS sale third-party closing costs of $24 million paid during the nine months ended September 30, 2026 recorded within discontinued operations reflects payments for professional and closing costs of the P&HS Sale that were recorded within the ‘Loss on classification to held for sale’ line item of discontinued operations during the year ended December 31, 2025. • Cash payments of $8 million made during the three and nine months ended September 30, 2026 for P&HS sale professional fees that were recorded within the ‘Exit and realignment, net’ line item, as presented in Note 4 of our Form 10-Q for the quarterly period ending September 30, 2026. • Reimbursable separation costs cash payments of $15 million made during the nine months ended September 30, 2026 to the Purchaser of the P&HS business for sale separation costs as presented in Note 4 in the Notes to Condensed Consolidated Financial Statements of our Form 10-Q for the quarterly period ending September 30, 2026. 10) Exit & realignment cash payments - other separation-related costs, professional fees, and other strategic initiatives relate to other cash payments made as presented in Note 4 in the Notes to Condensed Consolidated Financial Statements of our Form 10-Q for the quarterly period ending September 30, 2026. 11) Third-party debt modification fees reflected within cash used in operating activities includes payment of third-party fees in connection with the Balance Sheet Optimization Transaction for debt treated as a modification and recorded within the ‘Loss on modification and extinguishment of debt’ line item. 12) Proceeds from sale of patient equipment, excluding $85M in proceeds from sales in connection with the Payor contract termination, is a reconciling item from loss from continuing operations, net of tax and Adjusted EBITDA to cash used for operating activities as these cash proceeds are captured within net revenue and Adjusted EBITDA, but are excluded from cash used for operating activities and instead presented within cash flows provided by (used for) investing activities. 13) Non-cash convert to sale write off expense includes non-cash charges primarily for equipment converted from rental to sales, excluding such amounts captured within exit and realignment charges, net. This reflects the non-cash write-off of the remaining net book value of patient service equipment at the time of sale. The purchase of patient service equipment is captured within capital expenditures and subsequently normal depreciation is recorded within our statements of operations. At the time of the sale the remaining net book value is recorded as a non-cash convert to sale write off expense. This line item does not include non-cash write off expense associated with sales of patient service equipment in connection with the contract termination with a commercial Payor, as such amounts are captured within exit and realignment charges, net.

p. 11 GAAP to Non-GAAP Reconciliations (in millions) Loss from continuing operations, net of tax, as reported (GAAP) $ (18) $ (6) Income tax (benefit) provision (19) 2 Interest expense, net 38 29 Acquisition-related charges and intangible amortization (1) 5 29 Exit and realignment charges, net (3) 6 1 Litigation and related charges (5) — 2 Other depreciation and amortization (6) 34 35 Stock compensation (7) 2 (0) Other (9) 0 0 Adjusted EBITDA (non-GAAP) 48 92 Non-cash convert to sale write off expense (10) 7 9 Patient service equipment capital expenditures (39) (42) Interest paid (11) (30) Free cash flow (non-GAAP) $ 6 $ 29 Three Months Ended September 30, 2026 2025 Totals may not sum due to rounding

p. 12 GAAP to Non-GAAP Reconciliations (in millions) Loss from continuing operations, net of tax, as reported (GAAP) $ (113) $ (93) Income tax benefit (27) (1) Interest expense, net 105 79 Acquisition-related charges and intangible amortization (1) 63 67 Transaction breakage fee (2) — 80 Exit and realignment charges, net (3) 8 17 Transaction financing fees, net (4) — 18 Litigation and related charges (5) 0 2 Other depreciation and amortization (6) 103 106 Stock compensation (7) 10 9 Loss on modification and extinguishment of debt (8) 17 — Other (9) 1 1 Adjusted EBITDA (non-GAAP) 166 285 Non-cash convert to sale write off expense (10) 26 35 Patient service equipment capital expenditures (124) (144) Interest paid (90) (96) Free cash flow (non-GAAP) $ (21) $ 80 Nine Months Ended September 30, 2026 2025 Totals may not sum due to rounding

p. 13 GAAP to Non-GAAP Reconciliations, continued The following items have been excluded from our non-GAAP financial measures: 1) Acquisition-related charges and intangible amortization for the nine months ended September 30, 2025 includes $22 million of acquisition-related charges related to the terminated acquisition of Rotech, which consisted primarily of legal and professional fees. Acquisition-related charges and intangible amortization also includes amortization of intangible assets established during acquisition method of accounting for business combinations. Acquisition-related charges consist primarily of one-time costs related to acquisitions, including transaction costs necessary to consummate acquisitions, which consist of investment banking advisory fees and legal fees, director and officer tail insurance expense, as well as transition costs, such as severance and retention bonuses, information technology (IT) integration costs and professional fees. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results. 2) Transaction breakage fee represents a cash payment to Rotech of $80 million during the three and nine months ended September 30, 2025 for the termination of the Rotech acquisition. 3) Exit and realignment charges, net were $5.5 million and $7.8 million for the three and nine months ended September 30, 2026 and primarily included a $(33) million gain on the sale of a non-core asset, $34 million and $82 million of P&HS Sale related costs, inclusive of reimbursable separation costs of $30 million and $65 million, $1.4 million and $3.9 million of professional fees and $2.9 million and $5.9 million of charges related to IT, and other strategic initiatives. Exit and realignment charges, net for the nine months ended September 30, 2026 also included a $(51) million gain on sales of patient service equipment in connection with the contract termination with the commercial Payor described above. Exit and realignment charges, net were $0.7 million and $17 million for the three and nine months ended September 30, 2025. These charges included professional fees associated with strategic initiatives of $0.1 million and $8.2 million, and charges related to IT strategic initiatives of $0.4 million and $0.9 million for the three and nine months ended September 30, 2025. For the nine months ended September 30, 2025, exit and realignment charges, net also included $6.8 million related to wind-down costs of Fusion5. These costs are not normal recurring, cash operating expenses necessary for the Company to operate its business on an ongoing basis. 4) Transaction financing fees, net for the three and nine months ended September 30, 2025 includes $12 million in net interest paid and $6.7 million in recognition of previously deferred debt issuance costs, all in connection with the previously expected Rotech acquisition. 5) Litigation and related charges includes settlement costs and related charges of legal matters. These costs do not occur in the ordinary course of our business and are inherently unpredictable in timing and amount. 6) Other depreciation and amortization relates to patient service equipment and other fixed assets, excluding such amounts captured within exit and realignment charges, net or acquisition-related charges and intangible amortization. 7) Stock compensation includes share-based compensation expense related to our share-based compensation plans, excluding such amounts captured within exit and realignment charges, net or acquisition-related charges and intangible amortization. 8) Loss on modification and extinguishment of debt of $17 million includes $16 million of debt modification third party fees and $0.8 million in recognition of previously deferred debt issuance costs from the completion of the Balance Sheet Optimization Transaction. 9) For the three and nine months ended September 30, 2026 and 2025, other includes interest costs and net actuarial losses related to our frozen noncontributory, unfunded retirement plan for certain retirees in the U.S. 10) Non-cash convert to sale write off expense includes non-cash charges primarily for equipment converted from rental to sales, excluding such amounts captured within exit and realignment charges, net. This reflects the non-cash write-off of the remaining book value of patient service equipment at the time of sale. The purchase of patient service equipment is captured within capital expenditures and is subsequently charged to our statements of operations through normal depreciation and this non-cash convert to sale write off expense. This line item does not include non-cash write off expense associated with sales of patient service equipment in connection with the contract termination with a commercial Payor, as such amounts are captured within exit and realignment charges, net.